ASSIGNMENT OF CONTRACT

This ASSIGNMENT OF CONTRACT (the "**Assignment**") is made and entered into this 10th day of December, 2009 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("**Assignor**") and INLAND DIVERSIFIED MERRIMACK VILLAGE, L.L.C., a Delaware limited liability company (**Assignee**").

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Buyer under that certain Real Estate Sale Agreement dated as of October 22, 2009 and entered into by Merrimack Shopping Center, LLC as "Seller" and Assignor, as Purchaser, (collectively, the "**Agreement**"), to acquire Merrimack Village Shopping Center in Merrimack, New Hampshire (the "**Property**").

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Purchaser under the Agreement to acquire the Property.

Assignor represents and warrants that it is the Purchaser under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity. By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Purchaser under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

(signature page follows)

SIGNATURE PAGE FOR
ASSIGNMENT OF CONTRACT

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first above written.

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By: ______________________
Name: ______________________
Title: ______________________

ASSIGNEE:

INLAND DIVERSIFIED MERRIMACK VILLAGE, L.L.C., a Delaware limited liability company

By: Inland Diversified Real Estate Trust, Inc., a Maryland corporation, its sole member

By: ______________________
Name: ______________________
Title: ______________________

CONSENTED AND AGREED:

MERRIMACK SHOPPING CENTER, LLC, a Delaware limited liability company

By: Regency Centers, L.P., a Delaware limited partnership, its sole member

By: Regency Centers Corporation, a Florida corporation, its general partner

By: ______________________
Name: ______________________
Its: ______________________

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APPROVED BY SELLER:

MERRIMACK SHOPPING CENTER, LLC,
a Delaware limited liability company

By: Regency Centers, L.P., a Delaware limited partnership, its sole member and manager

By: Regency Centers Corporation, a Florida corporation, its general partner

By: ______________________
Name: Stuart Brackenridge
Title: Vice President

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